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                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                              DATED AUGUST 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers three classes of shares: Class A, Class B and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.  The following is added to the "Officers and Directors" section:

     As of December 7, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 130,540 Class A shares, or less than 1% of the total outstanding Class A shares of the fund.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

V.   In  the  section   "The  Rule  12b-1   Plans,"   found  under  "The  Fund's
     Underwriter,"

     (a) the first sentence is replaced with the following:

     Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

     (b) the  following  paragraphs  are added  after the  section  "The Class I
     Plan":

     THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.50% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

     The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

     (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VI. The following information is added to the applicable sections under "How Does the Fund Measure Performance?":

TOTAL RETURN

The average annual total return for Class A for the one-, five- and ten-year periods ended September 30, 1998, was 4.08%, 5.33% and 7.40%, respectively. The average annual total return for Class C for the one-year period ended September 30, 1998, and for the period from inception (May 1, 1995) through September 30, 1998, was 6.15% and 7.19%, respectively.

The cumulative total return for Class A for the one-, five- and ten-year periods ended September 30, 1998, was 4.08%, 29.65% and 104.14%, respectively. The cumulative total return for Class C for the one-year period ended September 30, 1998, and for the period from inception (May 1, 1995) through September 30, 1998, was 6.15% and 26.79%, respectively.

YIELD

The yield for the 30-day period ended September 30, 1998, was 4.24% for Class A and 3.81% for Class C.

The taxable-equivalent yield for the 30-day period ended September 30, 1998, was 7.74% for Class A and 6.95% for Class C.

CURRENT DISTRIBUTION RATE

The current distribution rate for the 30-day period ended September 30, 1998, was 5.07% for Class A and 4.71% for Class C.

The taxable-equivalent distribution rate for the 30-day period ended September 30, 1998, was 9.25% for Class A and 8.60% for Class C.

VII. The following paragraph is added under "Miscellaneous Information":

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

VIII. The following is added to the section "Financial Statements":

     The unaudited financial statements contained in the Semiannual Report to Shareholders of the fund, for the six-month period ended September 30, 1998, are incorporated herein by reference.

IX. In the "Useful Terms and Definitions" section, the definitions of "Class I and Class II" and "Offering Price" are replaced with the following:

     CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A," "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.



                Please keep this supplement for future reference.